Exhibit 99.1

EXECUTION COPY

Charter Communications, Inc.

55,088,700 Shares
Class A Common Stock
($.001 par value)

Underwriting Agreement

New York, New York
February 9, 2006

Citigroup Global Markets Inc.
388 Greenwich Street
New York, New York 10013

Ladies and Gentlemen:

Charter Communications, Inc., a corporation organized under the laws of Delaware (the “Company”), proposes to issue to Citigroup Global Markets Inc. (the “Underwriter”) 55,088,700 shares of Class A Common Stock, $.001 par value (“Common Stock”) of the Company (said shares to be issued by the Company being hereinafter called the “Underwritten Securities”) in a “best efforts” offering as described in a registration statement (file number 333-130898) on Form S-1, as amended, including a related preliminary prospectus, for registration under the Act of the offering and sale of the Underwritten Securities (the “Registration Statement”). The Underwritten Securities are being issued pursuant to a Share Lending Agreement, dated November 22, 2004, among the Company, the Underwriter and certain other parties (the “Share Lending Agreement”). Certain terms used herein are defined in Section 17 hereof.

1. Representations and Warranties. The Company represents and warrants to, and agrees with, the Underwriter as set forth below in this Section 1.

(a) The Company has prepared and filed the Registration Statement with the Commission. Such Registration Statement, including any amendments thereto filed prior to the Execution Time, has become effective. The Company has filed amendments thereto, including a related preliminary prospectus, each of which has previously been furnished to you. The Company will file with the Commission a final prospectus in accordance with Rule 424(b). As filed, such final prospectus shall contain all information required by the Act and the rules thereunder and, except to the extent the Underwriter shall agree in writing to a modification, shall be in all substantive respects in the form furnished to you prior to the Execution Time or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes (beyond that contained in the latest Preliminary Prospectus) as the Company has advised you, prior to the Execution Time, will be included or made therein.

(b) On the Effective Date, the Registration Statement did or will, and when the Prospectus is first filed in accordance with Rule 424(b) and on the Closing Date (as defined herein) the Prospectus (and any supplements thereto) will, comply in all material respects with the applicable requirements of the Act; on the Effective Date and at the Execution Time, the Registration Statement did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; and, on the Effective Date, the Prospectus, if not filed pursuant to Rule 424(b), will not, and on the date of any filing pursuant to Rule 424(b) and on the Closing Date and any settlement date, the Prospectus (together with any supplement thereto) will not, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to the information contained in or omitted from the Registration Statement, or the Prospectus (or any supplement thereto) in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of the Underwriter specifically for inclusion in the Registration Statement or the Prospectus (or any supplement thereto), it being understood and agreed that the only such information furnished by the Underwriter consists of the information described as such in Section 8 hereof.

(c) None of the Company or any of its subsidiaries has sustained since the date of the latest audited financial statements included in the Disclosure Package any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any court or governmental action, order or decree, otherwise than as set forth or contemplated in the Disclosure Package; and, since the respective dates as of which information is given in the Disclosure Package, there has not been any material change in the capital stock or limited liability company interests or long-term debt of the Company or any of its subsidiaries or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, members’ or stockholders’ equity or results of operations of the Company’s subsidiaries, taken as a whole, otherwise than as set forth or contemplated in the Disclosure Package.

(d) The Disclosure Package and the price to the public on the cover page of the Prospectus, when taken together as a whole, do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The preceding sentence does not apply to statements in or omissions from the Disclosure Package based upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only such information furnished by or on behalf of any Underwriter consists of the information described as such in Section 8 hereof.

(e) (i) At the time of filing the Registration Statement and (ii) as of the Execution Time (with such date being used as the determination date for purposes of this clause (ii)), the Company was not and is not an Ineligible Issuer (as defined in Rule 405), without taking account of any determination by the Commission pursuant to Rule 405 that it is not necessary that the Company be considered an Ineligible Issuer.

(f) Each Issuer Free Writing Prospectus does not include any information that conflicts with the information contained in the Registration Statement, including any document incorporated by reference therein that has not been superseded or modified. The foregoing sentence does not apply to statements in or omissions from the Issuer Free Writing Prospectus based upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in Section 8 hereof.

(g) The Company and each of its subsidiaries has good and marketable title to all real property and good and valid title to all personal property owned by it reflected as owned in the financial statements included in the Disclosure Package and the Prospectus, in each case free and clear of all liens, encumbrances and defects except such as are described in the Disclosure Package and the Prospectus or except such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and its subsidiaries; and any real property and buildings held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries.

(h) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, and has power and authority to own its properties and conduct its business as described in the Disclosure Package and the Prospectus and to execute, deliver and perform its obligations under this Agreement, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification; and is not subject to liability or disability by reason of the failure to be so qualified in any such jurisdiction, except such as would not, individually or in the aggregate, have a material adverse effect on the current or future financial position, stockholders’ equity or results of operations of the Company and the Company’s subsidiaries, taken as a whole (a “Material Adverse Effect”); each of the Company’s subsidiaries has been duly incorporated or formed, as the case may be, and is validly existing as a corporation, partnership or limited liability company, as the case may be, in good standing under the laws of its jurisdiction of incorporation or formation, in each case except such as would, individually or in the aggregate, not result in a Material Adverse Effect.

(i) All the outstanding capital stock, limited liability company interests or partnership interests, as the case may be, of the Company and each “significant subsidiary” (as such term is defined in Rule 1-02 of Regulation S-X) of the Company (each a “Significant Subsidiary”) have been duly and validly authorized and issued, are fully paid and nonassessable and (except as otherwise set forth in the Disclosure Package and the Prospectus) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims.

(j) The Company’s authorized equity capitalization is as set forth in the Prospectus; the capital stock of the Company conforms to the description thereof contained in the Disclosure Package and the Prospectus; the outstanding shares of Common Stock have been duly authorized and validly issued and are fully paid and nonassessable; the shares of Underwritten Securities have been duly authorized and, when issued upon payment of the Loan Fee (as defined herein) in accordance with the terms of this Agreement and the Share Lending Agreement, will be validly issued, fully paid and nonassessable; the Board of Directors of the Company has duly and validly adopted resolutions reserving such shares of Underwritten Securities for issuance upon payment of the Loan Fee in accordance with the terms of this Agreement and the Share Lending Agreement; the holders of outstanding shares of capital stock of the Company are not entitled to preemptive or other rights to subscribe for the Underwritten Securities; and, except as set forth in the Disclosure Package and the Prospectus, no options, warrants or other rights to purchase, agreements or other obligations to issue, or rights to convert any obligations into or exchange any securities for, shares of capital stock of or ownership interests in the Company are outstanding.

(k) This Agreement has been duly authorized and executed by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms (subject, as to enforcement, to applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors’ rights generally from time to time in effect and to general equitable principles, whether arising in equity or at law).

(l) The Share Lending Agreement has been duly authorized by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms (subject, as to enforcement, to applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors’ rights generally from time to time in effect and to general equitable principles, whether arising in equity or at law).

(m) None of the transactions contemplated by this Agreement will violate or result in a violation of Section 7 of the Exchange Act including Regulations T, U, and X of the Board of Governors of the Federal Reserve System.

(n) Prior to the date hereof, none of the Company or any of its affiliates has taken any action which is designed to or which has constituted or which might have been expected to cause or result in stabilization or manipulation of the price of any security of the Company in connection with the offering of the Underwritten Securities.

(o) The issue and sale of the Underwritten Securities and the compliance by the Company with all provisions of this Agreement and the Share Lending Agreement and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement, lease, license, franchise agreement, permit or other agreement or instrument to which the Company or any of the Company’s subsidiaries is a party or by which the Company or any of the Company’s subsidiaries is bound or to which any of the property or assets of the Company or any of the Company’s subsidiaries is subject, nor will such action result in any violation of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of the Company’s subsidiaries or any of their properties, including the Communications Act of 1934, as amended, the Cable Communications Policy Act of 1984, as amended, the Cable Television Consumer Protection and Competition Act of 1992, as amended, and the Telecommunications Act of 1996, as amended (collectively, the “Cable Acts”), any order, rule or regulation of the Federal Communications Commission (the “FCC”), or the Order Instituting Cease and Desist Proceedings, Making Findings, and Imposing a Cease and Desist Order Pursuant to Section 21C of the Exchange Act, dated July 27, 2004, issued In the Matter of Charter Communications, Inc., except where such conflicts, breaches, violations or defaults would not, individually or in the aggregate, have a Material Adverse Effect and would not have the effect of preventing the Company from performing any of its respective obligations under the Share Lending Agreement and this Agreement; nor will such action result in any violation of the certificate of incorporation or bylaws of the Company; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required, including under the Cable Acts or any order, rule or regulation of the FCC, for the issue and sale of the Underwritten Securities or the consummation by the Company of the transactions contemplated by the Share Lending Agreement and this Agreement, except registration of the Underwritten Securities under the Act and such consents, approvals, authorizations, registrations or qualifications as have been made or except as may be required under the state or foreign securities or Blue Sky laws in connection with the borrow and distribution of the Underwritten Securities or such as may be required by the National Association of Securities Dealers, Inc.

(p) None of the Company or any of the Company’s subsidiaries is (i) in violation of its certificate of incorporation, bylaws, certificate of formation, limited liability company agreement, partnership agreement or other organizational document, as the case may be, (ii) in default in the performance or observance of any obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease, license, permit or other agreement or instrument to which it is a party or by which it or any of its properties may be bound or (iii) in violation of the terms of any franchise agreement, or any law, statute, rule or regulation or any judgment, decree or order, in any such case, of any court or governmental or regulatory agency or other body having jurisdiction over the Company or any of the Company’s subsidiaries or any of their properties or assets, including the Cable Acts or any order, rule or regulation of the FCC, except, in the case of clauses (ii) and (iii), such as would not, individually or in the aggregate, have a Material Adverse Effect.

(q) The statements set forth in the Disclosure Package and the Prospectus under the captions “Risk Factors,”“Share Lending Agreement,”“Regulation and Legislation,”“Description of Capital Stock and Membership Units,”“Management,”

“Certain Relationships and Related Transactions,”“Description of Certain Indebtedness,”“Business,”“Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Certain United States Tax Consequences For Non-United States Holders,” insofar as they purport to describe the provisions of the laws, documents and arrangements referred to therein and to the extent not superseded by subsequent disclosure, are accurate in all material respects.

(r) Other than as set forth in the Disclosure Package, there are no legal or governmental proceedings (including by the FCC or any franchising authority) pending to which the Company or any of the Company’s subsidiaries is a party or of which any property of the Company or any of the Company’s subsidiaries is the subject which, if determined adversely with respect to the Company or any of the Company’s subsidiaries, would, individually or in the aggregate, have a Material Adverse Effect; and, to the best knowledge of the Company and, except as disclosed in the Disclosure Package, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

(s) The Company and the Company’s subsidiaries carry insurance (including self-insurance) in such amounts and covering such risks as in the reasonable determination of the Company is adequate for the conduct of its business and the value of its properties.

(t) Except as set forth in the Disclosure Package, there is no strike, labor dispute, slowdown or work stoppage with the employees of any of the Company or its subsidiaries which is pending or, to the best knowledge of the Company, threatened which would, individually or in the aggregate, have a Material Adverse Effect.

(u) The Company is not and after giving effect to the offering and sale of the Underwritten Securities will not be, an “investment company” or any entity “controlled” by an “investment company” as such terms are defined in the Investment Company Act of 1940, as amended.

(v) The consolidated financial statements (including the notes thereto) included in the Disclosure Package and the Prospectus present fairly in all material respects the respective consolidated financial positions, results of operations and cash flows of the entities to which they relate at the dates and for the periods to which they relate and have been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”) applied on a consistent basis (except as otherwise noted therein). The selected historical financial data in the Disclosure Package and the Prospectus present fairly in all material respects the information shown therein and have been prepared and compiled on a basis consistent with the audited financial statements included therein.

(w) The pro forma financial information included in the Disclosure Package and the Prospectus (i) complies as to form in all material respects with the applicable requirements of Regulation S-X for Form S-1 promulgated under the Exchange Act, and (ii) has been properly computed on the bases described therein; the assumptions used in the preparation of the pro forma financial information included in the Disclosure Package and the Prospectus are reasonable and the adjustments used therein are appropriate to give effect to the transactions or circumstances referred to therein.

(x) KPMG LLP, who has certified the financial statements included in the Prospectus, is a firm of independent public accountants as required by the Act, based upon representations by such firm to the Company.

(y) The Company and the Company’s subsidiaries own or possess, or can acquire on reasonable terms, adequate licenses, trademarks, service marks, trade names and copyrights (collectively, “Intellectual Property”) necessary to conduct the business now or proposed to be operated by each of them as described in the Disclosure Package and the Prospectus, except where the failure to own, possess or have the ability to acquire any Intellectual Property would not, individually or in the aggregate, have a Material Adverse Effect; and none of the Company or the Company’s subsidiaries has received any notice of infringement of or conflict with (and none actually knows of any such infringement of or conflict with) asserted rights of others with respect to any Intellectual Property which, if any such assertion of infringement or conflict were sustained would, individually or in the aggregate, have a Material Adverse Effect.

(z) Except as described in the Disclosure Package, the Company and the Company’s subsidiaries have obtained all consents, approvals, orders, certificates, licenses, permits, franchises and other authorizations of and from, and have made all declarations and filings with, all governmental and regulatory authorities (including the FCC), all self-regulatory organizations and all courts and other tribunals legally necessary to own, lease, license and use their respective properties and assets and to conduct their respective businesses in the manner described in the Disclosure Package and the Prospectus, except to the extent that the failure to so obtain or file would not, individually or in the aggregate, have a Material Adverse Effect.

(aa) Except as described in the Disclosure Package, the Company and the Company’s subsidiaries have filed all necessary federal, state and foreign income and franchise tax returns required to be filed as of the date hereof, except where the failure to so file such returns would not, individually or in the aggregate, have a Material Adverse Effect, and have paid all taxes shown as due thereon; and there is no tax deficiency that has been asserted against the Company or any of its subsidiaries (other than those which the amount or validity thereof are currently being challenged in good faith by appropriate proceedings and with respect to which reserves in conformity with GAAP have been provided on the books of the relevant entity) that could reasonably be expected to result, individually or in the aggregate, in a Material Adverse Effect.

(bb) The Company and the Company’s subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(cc) Except as described in the Disclosure Package: (i) each of the franchises held by, or necessary for any operations of, the Company and its subsidiaries that are material to the Company and its subsidiaries, taken as a whole, is in full force and effect, with no material restrictions or qualifications; (ii) to the best knowledge of the Company, no event has occurred which permits, or with notice or lapse of time or both would permit, the revocation or non-renewal of any such franchises, assuming the filing of timely renewal applications and the timely payment of all applicable filing and regulatory fees to the applicable franchising authority, or which would be reasonably likely to result, individually or in the aggregate, in any other material impairment of the rights of the Company and the Company’s subsidiaries in such franchises; and (iii) the Company has no reason to believe that any franchise that is material to the operation of the Company and its subsidiaries will not be renewed.

(dd) Except as described in the Disclosure Package, each of the programming agreements entered into by, or necessary for any operations of, the Company or its subsidiaries that are material to the Company and its subsidiaries, taken as a whole, is in full force and effect (or in any cases where the Company or its subsidiaries and any suppliers of content are operating in the absence of a programming agreement, such content providers and the Company and its subsidiaries provide and receive service in accordance with terms that have been agreed to or consistently acknowledged or accepted by both parties, including situations in which providers or suppliers of content accept regular payment for the provision of such content); and to the best knowledge of the Company, no event has occurred (or with notice or lapse of time or both would occur) which would be reasonably likely to result in the early termination or non-renewal of any such programming agreements and which would, individually or in the aggregate, result in a Material Adverse Effect; no amendments or other changes to such programming agreements, other than amendments relating to intra-company transfers, extensions of termination dates or pricing adjustments, together with other changes that are not in the aggregate material, have been made to the copies of the programming agreements provided for the review of the Underwriter or its counsel.

(ee) The Company and the Company’s subsidiaries (i) are in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (“Environmental Laws”), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, individually or in the aggregate, have a Material Adverse Effect.

(ff) The Company maintains a system of disclosure controls and procedures to ensure that material information relating to the Company, including its consolidated subsidiaries, is made known to each of them by others within those entities, particularly during the period in which the periodic reports are being prepared.

(gg) The Registration Statement complied when it became effective, complies and, at the time of the loan of the Underwritten Securities, will comply, and each of the Disclosure Package and the Prospectus conformed as of its date, conforms and, at the time of loan of the Underwritten Securities, will conform in all material respects with the requirements of the Act and any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement have been and will be so described or filed.

(hh) There is, and has been, no material failure on the part of the Company or the Company’s subsidiaries, or any of their directors or officers, in their capacities as such, to comply with any provision of the Sarbanes Oxley Act of 2002 (the “Sarbanes Oxley Act”) and the rules and regulations promulgated in connection therewith, including Section 402 related to loans and Sections 302 and 906 related to certifications.

(ii) The statistical and market-related data included in the Disclosure Package and the Prospectus are based on or derived from sources that the Company believes to be reliable and accurate.

Any certificate signed by any officer of the Company and delivered to the Underwriter or counsel for the Underwriter in connection with the offering of the Underwritten Securities shall be deemed a representation and warranty by the Company, as to matters covered thereby, to the Underwriter.

2. Issuance and Loan of Underwritten Securities. Subject to the terms and conditions of, and in reliance upon the representations and warranties in, this Agreement and the Share Lending Agreement, the Company agrees to issue to the Underwriter 55,088,700 shares of Class A Common Stock, or such lesser number as specified by the Underwriter pursuant to this Section 2, and the Underwriter agrees to borrow from the Company (subject to the Underwriter’s obligation to repay such borrowings as provided in the Share Lending Agreement), in exchange for the payment of a fee of $0.001 per share (the “Loan Fee”), up to 55,088,700 shares of Class A Common Stock, or such lesser number as specified by the Underwriter at least one day prior to the Closing Date. This Agreement constitutes a “Borrowing Notice” pursuant to Section 2(b) of the Share Lending Agreement.

3. Delivery and Payment. Delivery of the Underwritten Securities and payment of the Loan Fee in respect thereof shall be made at 10:00 AM, New York City time, on February 14, 2006, or at such time on such later date not more than three Business Days after the foregoing date as the Underwriter shall designate (such date and time of delivery and payment for the Underwritten Securities being herein called the “Closing Date”). Delivery of the Underwritten Securities shall be made to the Underwriter for the account of the Underwriter against payment by the Underwriter of the Loan Fee in respect thereof to or upon the order of the Company by wire transfer payable in same-day funds to an account specified by the Company. Delivery of the Underwritten Securities shall be made through the facilities of The Depository Trust Company unless the Underwriter shall otherwise instruct.

4. Offering by Underwriter. It is understood that the Underwriter proposes to offer the Underwritten Securities for sale to the public as set forth in the Prospectus.

5. Agreements. The Company agrees with the Underwriter that:

(a) Prior to the termination of the offering of the Underwritten Securities, the Company will not file any amendment of the Registration Statement or supplement to the Prospectus or any Rule 462(b) Registration Statement unless the Company has furnished to the Underwriter a copy for its review prior to filing and will not file any such proposed amendment or supplement to which the Underwriter reasonably objects. The Company will cause the Prospectus, properly completed, and any supplement thereto to be filed in a form approved by the Underwriter with the Commission pursuant to the applicable paragraph of Rule 424(b) within the time period prescribed by Rule 424(b) and will provide evidence satisfactory to the Underwriter of such timely filing. The Company will promptly advise the Underwriter (1) when the Prospectus, and any supplement thereto, shall have been filed (if required) with the Commission pursuant to Rule 424(b) or when any Rule 462(b) Registration Statement shall have been filed with the Commission, (2) when, prior to termination of the offering of the Underwritten Securities, any amendment to the Registration Statement shall have been filed or become effective, (3) of any request by the Commission or its staff for any amendment of the Registration Statement, or any Rule 462(b) Registration Statement, or for any supplement to the Prospectus or for any additional information, (4) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any notice objecting to its use or the institution or threatening of any proceeding for that purpose and (5) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Underwritten Securities for sale in any jurisdiction or the institution or threatening of any proceeding for such purpose. The Company will use its best efforts to prevent the issuance of any such stop order or the occurrence of any such suspension or objection and, upon such issuance, occurrence or objection to obtain as soon as possible the withdrawal of such stop order or relief from such occurrence or objection, including, if necessary, by filing an amendment to the Registration Statement or a new registration statement and using its best efforts to have such amendment or new registration statement declared effective as soon as practicable.

(b) If at any time prior to the filing of the Prospectus pursuant to Rule 424(b), any event occurs an event as a result of which the Disclosure Package would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made at such time not misleading, the Company will (1) notify promptly the Underwriter so that any use of the Disclosure Package may cease until it is amended or supplemented,

(2) amend or supplement the Disclosure Package to correct such statement or omission, and (3) supply any amendment or supplement to you in such quantities as you may reasonably request.

(c) If, at any time when a prospectus relating to the Underwritten Securities is required to be delivered under the Act (including in circumstances where such requirement may be satisfied pursuant to Rule 172), any event occurs as a result of which the Prospectus as then supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made at such time not misleading, or if it shall be necessary to amend the Registration Statement or supplement the Prospectus to comply with the Act, the Company promptly will (1) notify the Underwriter of any such event, (2) prepare and file with the Commission, subject to the second sentence of paragraph (a) of this Section 5, an amendment or supplement which will correct such statement or omission or otherwise effect such compliance; and (3) supply any supplemented Prospectus to the Underwriter in such quantities as the Underwriter may reasonably request.

(d) As soon as practicable, the Company will make generally available to its security holders and to the Underwriter an earnings statement or statements of the Company and its subsidiaries which will satisfy the provisions of Section 11(a) of the Act and Rule 158 under the Act.

(e) The Company will furnish to the Underwriter and counsel for the Underwriter signed copies of the Registration Statement (including exhibits thereto) and, so long as delivery of a prospectus by the Underwriter or a dealer may be required by the Act (including in circumstances where such requirement may be satisfied pursuant to Rule 172), as many copies of each Preliminary Prospectus, the Prospectus and each Issuer Free Writing Prospectus and any supplement thereto as the Underwriter may reasonably request.

(f) The Company will arrange, if necessary, for the qualification of the Underwritten Securities for sale under the laws of such jurisdictions as the Underwriter may designate and will maintain such qualifications in effect so long as required for the distribution of the Underwritten Securities; provided that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action that would subject it to taxation or service of process in suits, other than those arising out of the offering or sale of the Underwritten Securities, in any jurisdiction where it is not now so subject.

(g) The Company will comply with all applicable securities and other applicable laws, rules and regulations, including the Sarbanes Oxley Act, and to use its best efforts to cause the Company’s directors and officers, in their capacities as such, to comply with such laws, rules and regulations, including the provisions of the Sarbanes Oxley Act.

(h) The Company will not take, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in, under the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Underwritten Securities.

(i) The Company agrees to pay the costs and expenses relating to the following matters: (i) the preparation, printing or reproduction and filing with the Commission of the Registration Statement (including financial statements and exhibits thereto), each Preliminary Prospectus, the Prospectus and each Issuer Free Writing Prospectus, and each amendment or supplement to any of them; (ii) the printing (or reproduction) and delivery (including postage, air freight charges and charges for counting and packaging) of such copies of the Registration Statement, each Preliminary Prospectus, the Prospectus and each Issuer Free Writing Prospectus, and all amendments or supplements to any of them, as may, in each case, be reasonably requested for use in connection with the offering and sale of the Underwritten Securities; (iii) the preparation, printing, authentication, issuance and delivery of certificates for the Underwritten Securities, including any stamp or transfer taxes in connection with the original issuance and sale of the Underwritten Securities; (iv) the printing (or reproduction) and delivery of this Agreement, any blue sky memorandum and all other agreements or documents printed (or reproduced) and delivered in connection with the offering of the Underwritten Securities; (v) the registration of the Underwritten Securities under the Exchange Act and the listing of the Underwritten Securities on the Nasdaq National Market; (vi) any registration or qualification of the Underwritten Securities for offer and sale under the securities or blue sky laws of the several states (including filing fees and the reasonable fees and expenses of counsel for the Underwriter relating to such registration and qualification); (vii) any filings required to be made with the National Association of Securities Dealers, Inc. (including filing fees and the reasonable fees and expenses of counsel for the Underwriter relating to such filings); (viii) the transportation and other expenses incurred by or on behalf of Company representatives in connection with presentations to prospective purchasers of the Underwritten Securities; (ix) the fees and expenses of the Company’s accountants and the fees and expenses of counsel (including local and special counsel) for the Company; and (x) all other costs and expenses incident to the performance by the Company of its obligations hereunder.

(j) The Company will continue to comply with its obligations under the Share Loan Registration Rights Agreement dated as of November 22, 2004, between the Company and the Underwriter.

(k) The Company agrees that, unless it has obtained or will obtain the prior written consent of the Underwriter, and the Underwriter, severally and not jointly, agrees with the Company that, unless it has obtained or will obtain, as the case may be, the prior written consent of the Company, it has not made and will not make any offer relating to the Securities that would constitute an Issuer Free Writing Prospectus or that would otherwise constitute a “free writing prospectus” (as defined in Rule 405) required to be filed by the Company with the Commission or retained by the Company under Rule 433; provided that the prior written consent of the parties hereto shall be deemed to have been given in respect of the Free Writing Prospectuses included in Schedule I hereto. Any such free writing prospectus consented to by the Representatives or the Company is hereinafter referred to as a “Permitted Free Writing Prospectus.” The Company agrees that (x) it has treated and will treat, as the case may be, each Permitted Free Writing Prospectus as an Issuer Free Writing Prospectus and (y) it has complied and will comply, as the case may be, with the requirements of Rules 164 and 433 applicable to any Permitted Free Writing Prospectus, including in respect of timely filing with the Commission, legending and record keeping.

6. Conditions to the Obligations of the Underwriter. The obligations of the Underwriter to borrow the Underwritten Securities and pay the Loan Fee as provided herein shall be subject to the accuracy of the representations and warranties on the part of the Company contained herein as of the Execution Time and the Closing Date, to the accuracy of the statements of the Company made in any certificates pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder and to the following additional conditions:

(a) (i) The Prospectus, and any such supplement, will be filed in the manner and within the time period required by Rule 424(b); any material required to be filed by the Company pursuant to Rule 433(d) under the Act shall have been filed with the Commission within the applicable time periods prescribed for such filings by Rule 433; and no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or threatened.

(ii) If, at or subsequent to the Execution Time it is necessary for the Registration Statement or a post-effective amendment thereto to be declared effective, the Registration Statement or such post-effective amendment shall have become effective no later than such date and time as consented to in writing by the Underwriter, and all filings, if any, required by Rules 424(b) and 430A under the Act shall have been timely made.

(b) The Company shall have requested and caused Gibson, Dunn & Crutcher LLP, counsel for the Company, to have furnished to the Underwriter their opinion, dated the Closing Date and addressed to the Underwriter, covering such matters as are typically provided in opinions delivered in connection with underwritten equity offerings, in form and substance reasonably satisfactory to you.

(c) Cole, Raywid & Braverman L.L.P., special regulatory counsel to the Company, shall have furnished to you their written opinion, dated the Closing Date, in form and substance reasonably satisfactory to you, to the effect that:

(i) The issue and sale of the Underwritten Securities and the compliance by the Company with the Share Lending Agreement and the consummation of the transactions herein and therein contemplated do not and will not contravene the Cable Acts or any order, rule or regulation of the FCC to which the Company or any of its subsidiaries or any of their property is subject; however, to the extent that any document purports to grant a security interest in licenses issued by the FCC, the FCC has taken the position that security interests in FCC licenses are not valid. To the extent that any party seeks to exercise control of an FCC license in the event of a default or for any other reason, it may be necessary to obtain prior FCC consent;

(ii) To the best of such counsel’s knowledge, no consent, approval, authorization or order of, or registration, qualification or filing with the FCC is required under the Cable Acts or any order, rule or regulation of the FCC in connection with the issue and sale of the Underwritten Securities and the compliance by the Company with all the provisions of this Agreement and the Share Lending Agreement and the consummation of the transactions herein and therein contemplated; however, to the extent that any document purports to grant a security interest in licenses issued by the FCC, the FCC has taken the position that security interests in FCC licenses are not valid; to the extent that any party seeks to exercise control of an FCC license in the event of a default or for any other reason, it may be necessary to obtain prior FCC consent;

(iii) The statements set forth in the Prospectus under the caption “Regulation and Legislation” and under the caption “Risk Factors” under the subheading “Risks Related to Regulatory and Legislative Matters,” insofar as they constitute summaries of laws referred to therein, concerning the Cable Acts and the published rules, regulations and policies promulgated by the FCC thereunder, fairly summarize the matters described therein;

(iv) To such counsel’s knowledge based solely upon its review of publicly available records of the FCC and operational information provided by the Company’s and the Company’s subsidiaries’ management, the Company and its subsidiaries hold all FCC licenses for cable antenna relay services necessary to conduct the business of the Company and its subsidiaries as currently conducted, except to the extent the failure to hold such FCC licenses would not, individually or in the aggregate, be reasonably expected to have a Material Adverse Effect; and

(v) Except as disclosed in the Prospectus and except with respect to rate regulation matters, and general rulemakings and similar matters relating generally to the cable television industry, to such counsel’s knowledge, based solely upon its review of the publicly available records of the FCC and upon inquiry of the Company’s and its subsidiaries’ management, during the time the cable systems of the Company and its subsidiaries have been owned by the Company and its subsidiaries (A) there has been no adverse FCC judgment, order or decree issued by the FCC relating to the ongoing operations of any of the Company or one of its subsidiaries that has had or could reasonably be expected to have a Material Adverse Effect; and (B) there are no actions, suits, proceedings, inquiries or investigations by or before the FCC pending or threatened in writing against or specifically affecting the Company or any of its subsidiaries or any cable system of the Company or any of its subsidiaries which could, individually or in the aggregate, be reasonably expected to result in a Material Adverse Effect.

(d) The General Counsel of the Company, shall have furnished to the Underwriter his written opinion, dated as of the Closing Date, in form and substance satisfactory to you, to the effect that:

(vi) Each subsidiary of the Company listed on a schedule attached to such counsel’s opinion (collectively, the “Charter Subsidiaries”) has been duly incorporated or formed, as the case may be, and is validly existing as a corporation, limited liability company or partnership, as the case may be, in good standing under the laws of its jurisdiction of incorporation or formation; and all the issued shares of capital stock, limited liability company interests or partnership interests, as the case may be, of each Charter Subsidiary are set forth on the books and records of the Company and, except for those Charter Subsidiaries that are general partners, assuming receipt of requisite consideration therefor, are fully paid and nonassessable (in the case of corporate entities) and not subject to additional capital contributions (in the case of limited liability company entities and limited partnerships); and, except as otherwise set forth in the Prospectus, and except for liens not prohibited under the credit agreements listed on such schedule, all outstanding shares of capital stock of each of the Charter Subsidiaries are owned by the Company, either directly or indirectly or through wholly-owned subsidiaries free and clear of any perfected security interest and, to the knowledge of such counsel, after due inquiry, any other security interest, claim, lien or encumbrance;

(vii) Each of the Company and the Charter Subsidiaries has been duly qualified as a foreign corporation, partnership or limited liability company, as the case may be, for the transaction of business and is in good standing under the laws of each jurisdiction set forth in a schedule to such counsel’s opinion;

(viii) To the best of such counsel’s knowledge and other than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which the Company, or any of the Charter Subsidiaries is party or of which any property of the Company or any of the Charter Subsidiaries is the subject, of a character required to be disclosed in the Registration Statement, which is not so disclosed, except for such proceedings which are not likely to have, individually or in the aggregate, a Material Adverse Effect; and, to the best of such counsel’s knowledge and other than as set forth in the Prospectus, no such proceedings are overtly threatened by governmental authorities or by others; and

(ix) The issue and sale of the Underwritten Securities and the compliance by the Company with all the provisions of the Share Lending Agreement and the consummation of the transactions therein contemplated will not result in a violation of the provisions of the certificate of incorporation or by-laws, or certificate of formation or limited liability company agreement or partnership agreement, as the case may be, of any of the Charter Subsidiaries.

(e) At the Execution Time and also on the Closing Date, KPMG LLP shall have furnished to the Underwriter a “comfort” letter or letters of the type customarily provided in connection with underwritten equity offerings, dated the respective dates of delivery thereof, in form and substance reasonably satisfactory to the Underwriter;

(f) The Underwriter shall have received from Weil, Gotshal & Manges LLP, counsel for the Underwriter, such opinion or opinions as are customarily provided by underwriters’ counsel in connection with the registration of equity securities in underwritten offerings on Form S-1, dated the Closing Date and addressed to the Underwriter, with respect to the issuance and sale of the Underwritten Securities, the Registration Statement, the Disclosure Package, and the Prospectus (together with any supplement thereto) and other related matters as the Underwriter may reasonably require, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

(g) The Company shall have furnished to the Underwriter a certificate of the Company, signed by the principal financial or accounting officer of the Company, dated the Closing Date, to the effect that he or she has carefully examined the Registration Statement, the Disclosure Package and any amendment or supplement thereto and this Agreement and that:

(i) the representations and warranties of the Company in this Agreement are true and correct on and as of the Closing Date with the same effect as if made on the Closing Date and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date;

(ii) no stop order suspending the effectiveness of the Registration Statement has been issued or any notice objecting to its use and no proceedings for that purpose have been instituted or, to the Company’s knowledge, threatened; and

(iii) since the date of the most recent financial statements included in the Prospectus (exclusive of any supplement thereto), there has been no material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Disclosure Package (exclusive of any supplement thereto).

(h) Subsequent to the Execution Time or, if earlier, the dates as of which information is given in the Registration Statement (exclusive of any amendment thereto) and the Prospectus (exclusive of any supplement thereto), there shall not have been (i) any change or decrease specified in the letter or letters referred to in paragraph (e) of this Section 6 or (ii) any change, or any development involving a prospective change, in or affecting the condition (financial or otherwise), earnings, business or properties of the Company and its subsidiaries taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Disclosure Package (exclusive of any supplement thereto) the effect of which, in any case referred to in clause (i) or (ii) above, is, in the sole judgment of the Underwriter, so material and adverse as to make it impractical or inadvisable to proceed with the offering or delivery of the Underwritten Securities as contemplated by the Registration Statement (exclusive of any amendment thereof), the Disclosure Package (exclusive of any supplement thereto).

(i) Prior to the Closing Date, the Company shall have furnished to the Underwriter such further information, certificates and documents as the Underwriter may reasonably request.

(j) Subsequent to the Execution Time, there shall not have been any decrease in the rating of any of the Company’s debt securities by any “nationally recognized statistical rating organization” (as used for purposes of Rule 436(g) under the Act) or any notice given of any intended or potential decrease in any such rating or of a possible change in any such rating that does not indicate the direction of the possible change.

(k) The Underwritten Securities shall have been listed and admitted and authorized for trading on the Nasdaq National Market, and satisfactory evidence of such actions shall have been provided to the Underwriter.

If any of the conditions specified in this Section 6 shall not have been fulfilled when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be reasonably satisfactory in form and substance to the Underwriter and counsel for the Underwriter, this Agreement and all obligations of the Underwriter hereunder may be canceled at, or at any time prior to, the Closing Date by the Underwriter. Notice of such cancellation shall be given to the Company in writing or by telephone or facsimile confirmed in writing.

The documents required to be delivered by this Section 6 shall be delivered at the office of Weil, Gotshal & Manges LLP, counsel for the Underwriter, at 767 Fifth Avenue, New York, New York, 10153, on the Closing Date.

7. Reimbursement of Underwriter’s Expenses. If the sale of the Underwritten Securities provided for herein is not consummated because any condition to the obligations of the Underwriter set forth in Section 6 hereof is not satisfied, because of any termination pursuant to Section 9 hereof or because of any refusal, inability or failure on the part of the Company to perform any agreement herein or comply with any provision hereof other than by reason of a default by the Underwriter, the Company will reimburse the Underwriter on demand for all out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by it in connection with the proposed loan and sale of the Underwritten Securities.

8. Indemnification and Contribution. (a) The Company agrees to indemnify and hold harmless the Underwriter, the directors, officers, employees and agents of the Underwriter and each person who controls the Underwriter within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulations, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or in any Preliminary Prospectus, the Prospectus or any Issuer Free Writing Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Underwriter specifically for inclusion therein. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

(b) The Underwriter agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who signs the Registration Statement, and each person who controls the Company within the meaning of either the Act or the Exchange Act, to the same extent as the foregoing indemnity from the Company to the Underwriter, but only with reference to written information relating to the Underwriter furnished to the Company by or on behalf of the Underwriter specifically for inclusion in the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which the Underwriter may otherwise have. The Company acknowledges that the statements set forth (i) in the last paragraph of the cover page regarding delivery of the Underwritten Securities, (ii) under the heading “Share Lending Agreement,” (A) the bulleted language in the seventh-to-last paragraph, (B) the first and second sentences of the sixth-to-last paragraph and (C) the third and fourth sentences in the third bullet of the fifth-to-last paragraph and (iii) under the heading “Underwriting,” (A) the third-to-last sentence of the first paragraph and (B) all the third paragraph other than the clause following the comma in the last sentence of the paragraph of the Preliminary Prospectus and the Prospectus constitute the only information furnished in writing by or on behalf of the Underwriter for inclusion in any Preliminary Prospectus, the Prospectus and any Issuer Free Writing Prospectus.

(c) Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve the indemnifying party from liability under paragraph (a) or (b) above unless and to the extent the indemnifying party did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. The indemnifying party shall be entitled to appoint counsel of the indemnifying party’s choice at the indemnifying party’s expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be satisfactory to the indemnified party. Notwithstanding the indemnifying party’s election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, (iii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding.

(d) In the event that the indemnity provided in paragraph (a) or (b) of this Section 8 is unavailable to or insufficient to hold harmless an indemnified party for any reason, the Company and the Underwriter severally agree to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending the same) (collectively “Losses”) to which the Company and the Underwriter may be subject in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and by the Underwriter on the other from the offering of the Underwritten Securities; provided, however, that in no case shall the Underwriter be responsible for any amount in excess of the underwriting discount or commission applicable to the Underwritten Securities borrowed by the Underwriter hereunder. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the Company and the Underwriter severally shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and of the Underwriter on the other in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Company shall be deemed to be equal to the total net proceeds from the offering (before deducting expenses) received by it, and benefits received by the Underwriter shall be deemed to be equal to the total underwriting discounts and commissions, in each case as set forth on the cover page of the Prospectus. Relative fault shall be determined by reference to, among other things, whether any untrue or any alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information provided by the Company on the one hand or the Underwriter on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Company and the Underwriter agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph(d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 8, each person who controls the Underwriter within the meaning of either the Act or the Exchange Act and each director, officer, employee and agent of the Underwriter shall have the same rights to contribution as the Underwriter, and each person who controls the Company within the meaning of either the Act or the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to the applicable terms and conditions of this paragraph (d).

9. Termination. This Agreement shall be subject to termination in the absolute discretion of the Underwriter, by notice given to the Company prior to delivery of and payment for the Underwritten Securities, if at any time prior to such time (i) trading in the Company’s Common Stock shall have been suspended by the Commission or the Nasdaq National Market or trading in securities generally on the New York Stock Exchange or the Nasdaq National Market shall have been suspended or limited or minimum prices shall have been established the New York Stock Exchange or the Nasdaq National Market, (ii) a banking moratorium shall have been declared either by Federal or New York State authorities or (iii) there shall have occurred any outbreak or escalation of hostilities, declaration by the United States of a national emergency or war, or other calamity or crisis the effect of which on financial markets is such as to make it, in the sole judgment of the Underwriter, impractical or inadvisable to proceed with the offering or delivery of the Underwritten Securities as contemplated by the Preliminary Prospectus or the Prospectus (exclusive of any supplement thereto)

10. Representations and Indemnities to Survive. The respective agreements, representations, warranties, indemnities and other statements of the Company or its officers and of the Underwriter set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of the Underwriter or the Company or any of the officers, directors, employees, agents or controlling persons referred to in Section 8 hereof, and will survive delivery of and payment for the Underwritten Securities. The provisions of Section 7 and 8 hereof shall survive the termination or cancellation of this Agreement.

11. Notices. All communications hereunder will be in writing and effective only on receipt, and, if sent to the Underwriter, will be mailed, delivered or telefaxed to the Citigroup Global Markets Inc. General Counsel (fax no.:

(212) 816-7912) and confirmed to the General Counsel, Citigroup Global Markets Inc., at 388 Greenwich Street, New York, New York, 10013, Attention: General Counsel; or, if sent to the Company, will be mailed, delivered or telefaxed to Charter Communications, Inc., attention: General Counsel (fax no. (314) 965-8793) and confirmed to it Charter Communications, Inc., 12405 Powerscourt Drive, St. Louis MO 63131, attention General Counsel.

12. No Fiduciary Duty. The Company hereby acknowledges that (a) the loan of the Underwritten Securities pursuant to this Agreement and the Share Lending Agreement is an arm’s-length commercial transaction between the Company, on the one hand, and the Underwriter and any affiliate through which it may be acting, on the other, (b) the Underwriter is acting as principal and not as an agent or fiduciary of the Company and (c) its engagement of the Underwriter in connection with the Offering is as an independent contractor and not in any other capacity. Furthermore, the Company agrees that it is solely responsible for making its own judgments in connection with the offering (irrespective of whether the Underwriter has advised or is currently advising the Company on related or other matters). The Company agrees that it will not claim that the Underwriter has rendered advisory services of any nature or respect, or owes an agency, fiduciary or similar duty to the Company, in connection with such transaction or the process leading thereto.

13. Integration. This Agreement supersedes all prior agreements and understandings (whether written or oral) between the Company and the Underwriters, with respect to the subject matter hereof other than the Share Lending Agreement and the Share Loan Registration Rights Agreement between the Company and the Underwriter, dated November 22, 2004.

14. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers, directors, employees, agents and controlling persons referred to in Section 8 hereof, and no other person will have any right or obligation hereunder.

15. Applicable Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed within the State of New York.

16. Counterparts. This Agreement may be signed in one or more counterparts, each of which shall constitute an original and all of which together shall constitute one and the same agreement.

17. Headings. The section headings used herein are for convenience only and shall not affect the construction hereof.

18. Definitions. The terms which follow, when used in this Agreement, shall have the meanings indicated.

“Act” shall mean the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

“Business Day” shall mean any day other than a Saturday, a Sunday or a legal holiday or a day on which banking institutions or trust companies are authorized or obligated by law to close in New York City.

“Commission” shall mean the Securities and Exchange Commission.

“Convertible Notes” shall mean the Company’s 5.875% Convertible Senior Notes due 2009.

“Disclosure Package” shall mean (i) the Statutory Prospectus as of the Execution Time, (ii) the Issuer Free Writing Prospectuses, if any, identified in Schedule I hereto, and (iii) any other Free Writing Prospectus that the parties hereto shall hereafter expressly agree in writing to treat as part of the Disclosure Package.

“Effective Date” shall mean each date and time that the Registration Statement, any post-effective amendment or amendments thereto and any Rule 462(b) Registration Statement became or become effective.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

“Execution Time” shall mean the date and time that this Agreement is executed and delivered by the parties hereto.

“Free Writing Prospectus” shall mean a free writing prospectus, as defined in Rule 405.

“Issuer Free Writing Prospectus” shall mean an issuer free writing prospectus, as defined in Rule 433.

“Preliminary Prospectus” shall mean any preliminary prospectus referred to in paragraph 1(a) above and any preliminary prospectus included in the Registration Statement at the Effective Date that omits Rule 430A Information.

“Prospectus” shall mean the prospectus relating to the Underwritten Securities that is first filed pursuant to Rule 424(b) after the Execution Time.

“Registration Statement” shall mean the registration statement referred to in paragraph 1(a) above, including exhibits and financial statements and any prospectus supplement relating to the Securities that is filed with the Commission pursuant to Rule 424(b) and deemed part of such registration statement pursuant to Rule 430B, as amended at the, as amended at the Execution Time and, in the event any post-effective amendment thereto or any Rule 462(b) Registration Statement becomes effective prior to the Closing Date, shall also mean such registration statement as so amended.

“Rule 158”, “Rule 163”, “Rule 164”, “Rule 172”, “Rule 405”, “Rule 415”, “Rule 424”, “Rule 430A”, Rule 430B”, “Rule 433” and “Rule 462” refer to such rules under the Act.

“Rule 430A Information” shall mean information with respect to the Underwritten Securities and the offering thereof permitted to be omitted from the Registration Statement when it becomes effective pursuant to Rule 430A.

“Rule 462(b) Registration Statement” shall mean a registration statement and any amendments thereto filed pursuant to Rule 462(b) relating to the offering covered by the registration statement referred to in Section 1(a) hereof.

“Statutory Prospectus” shall mean, as of any time, the prospectus relating to the Underwritten Securities that is included in the Registration Statement immediately prior to that time, including any document that is incorporated by reference therein.

When used herein, the word “including” shall be deemed to be followed by the words “without limitation” unless the context otherwise requires.

If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Company and the Underwriter.

Very truly yours,

Charter Communications, Inc.

By: s/s Eloise Schmitz
Name: Eloise Schmitz
Title: Senior Vice-President, Treasury and Finance

The foregoing Agreement is hereby
confirmed and accepted as of the
date first above written.

Citigroup Global Markets Inc.

By: Citigroup Global Markets Inc.
By: s/s Suvir Thadani
Name: Suvir Thadani
Title: Director

SCHEDULE I

Schedule of Free Writing Prospectuses included in the Disclosure Package